SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]

Pre-Effective Amendment No.                      [  ]

Post-Effective Amendment No. 22                  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

Amendment No. 23                                 [X]

(Check appropriate box or boxes)

BHIRUD FUNDS INC.

(Exact Name of Registrant as Specified in Charter)

c/o Bhirud Associates, Inc.

6 Thorndal Circle, Suite 205, Darien, CT 06820

(Address of Principal Executive Offices)(Zip code)

Registrant's Telephone Number, including Area Code: (203) 662 - 6659

SURESH BHIRUD

Bhirud Associates, Inc.

6 Thorndal Circle, Suite 205, Darien, CT 06820

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

          [  ]   Immediately upon filing pursuant to paragraph

                 (b)

          [  ]     on (Date) pursuant to paragraph

                 (b) of Rule 485

          [ X]    60 days after filing pursuant to paragraph

                 (a) (1)

          [  ]    on (Date) pursuant to paragraph (a) (1)

          [  ]    75 days after filing pursuant to paragraph

                 (a) (2)

          [  ]    on (Date) pursuant to paragraph (a) (2)

If appropriate, check the following box:

          [   ]   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder, and the Registrant filed a Rule 24f-2 Notice for its fiscal year ended July 31, 2010 on October 11, 2010.

Apex Mid Cap Growth Fund

Ticker:  BMCGX

c/o Bhirud Funds Inc.

6 Thorndal Circle, Suite 205

Darien, CT 06820

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PROSPECTUS

JANUARY __, 2011

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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

	Page		Page
Summary	1	Shareholder Information	7.
Investment Objectives, Principal Strategies and Risks	4	Financial Highlights	13
Management Organization and Capital Structure	6	Privacy Policy	13.
Distribution Arrangements	7	Other Information	15

Summary

Investment Objective

The Apex Mid Cap Growth Fund (the “Fund”) seeks growth of capital.  Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sales Charge (Load)	None
Deferred Sales Charge (Load)	None
Redemption Fee on shares held less than 90 days	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	5.18%
Total Annual Fund Operating Expenses	6.43%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$638	$1,888	$3,102	$5,988

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 153% of the average value of its portfolio.

Principal Investment Strategies

Normally, the Fund invests at least 80% of its assets in the equity securities of companies that management believes, based on fundamental research, have growth potential for revenues and earnings as well as multiple expansion.  Under normal circumstances, the Fund will invest at least 80% of total assets in common stocks of companies with medium market capitalization (which, for purposes of this fund, are those companies with market capitalization similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400® index; recently, for example, that would be $210 million to $18,168 million).

Our fundamental research includes analysis of recent earnings reports along with various news releases by the company.  Some factors the Fund’s manager may consider when selecting stocks include:

•

Potential for future growth in revenues and earnings

•

The value relative to the other investment alternatives

•

The potential of a new product

•

The potential for the company to be taken over

•

Management capability and practices

•

The economic and political outlook.

The decision to sell a security is based upon many factors.  The Fund will not necessarily dispose of a security just because its value decreases, unless the Manager determines that the security is inconsistent with the Fund's investment objectives.  Factors considered include:

•

Increases in the price level of the security which the Manager believes reflect earnings growth too far in advance

•

Changes in the relative opportunities offered by various securities

•

Actual or potential deterioration of the issuer's earning power that the Manager believes may adversely affect the price of its securities.

•

Computer models for stock selection developed by the Advisor.

As a consequence of the Fund’s investment strategy, the Fund often has a high portfolio turnover rate.

Principal Risks

As with all equity investments, it is possible to lose money by investing in the Fund.

The value of the Fund's shares and the securities held by the Fund can each decline in value.

This Fund is intended for investors who seek long-term capital growth and are willing to tolerate short-term fluctuations in price in order to achieve this objective.

Equity Risk .  Investments in individual companies may not perform as anticipated.  There is no guarantee that the stocks will generate income (e.g., dividends); companies are not obligated to pay dividends.  Additionally, common stocks of any given issuer generally expose the stockholder to greater risk than preferred stocks or debt obligations of the same issuer, especially if the issuer were to declare bankruptcy.  That is because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Stock Market Risk.  Since the Fund primarily invests in a diversified portfolio of common stocks, an investment in the Fund should be made with an understanding of the risks inherent in an investment in common stocks, including a susceptibility to general stock market movements and volatile changes in value.

Mid-Cap Company Risk.  Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, because they can be subject to more abrupt or erratic movements.

Portfolio Turnover Risk.  The Fund may engage in short-term trading to try to achieve its investment objective and is therefore likely to have an annual portfolio turnover rate of over 100%. High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance, and may increase taxable distributions.

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows the change in the average annual returns of the Fund.  The table below illustrates how the Fund’s average total return over time compares with a broad-based securities index.  The table shows how the average annual returns for the last one, five and ten years compare with that of the S&P MidCap 400 index and S&P 500 index.  The Fund’s past performance, before and after taxes, is not an indication of how the Fund will perform in the future.

(1)

As of September 30, 2010, the Fund had a calendar year-to-date return of 9.52%.

(2)

During the periods shown in the chart, the highest quarterly return was 81.71% for the quarter ended June 30, 2003; the lowest quarterly return was -56.08% for the quarter ended December 29, 2000.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2009

	1 Year	5 Years	10 Years
Return Before Taxes	+21.49%	-3.86%	-12.53%
Return After Taxes on Distributions	+21.49%	-3.86%	-13.32%
Return After Taxes on Distributions and Sale of Fund Shares	+13.97%	-3.24%	-9.71%

S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	+37.38%	+3.27%	+6.36%

S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	+26.46%	+0.42%	-0.95%

The S&P MidCap 400 is an index of 400 U.S. corporations of medium capitalization.  The S&P 500 is an index of 500 major, large-capitalization U.S. corporations.  Returns for the S&P 500 index are included here merely because it is a popular, well-known index.

The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses.  After-tax returns exclude the 2% redemption fee on shares redeemed within 90 days of purchase.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.

The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or Individual Retirement Account (IRA).  However, withdrawals from such tax-deferred plans may be subject to taxes.

Investment Advisor

Bhirud Associates, Inc.

Portfolio Manager

Suresh L. Bhirud, Portfolio Manager since the Fund’s inception in 1992.

Purchase and Sale of Fund Shares

The minimum initial investment for all accounts in the Fund is $1,000.  The minimum amount for subsequent investments is $100.

Investors may purchase or redeem Fund shares on any business day by mail sent to the following address.

"The Apex Mid Cap Growth Fund",

c/o Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Ste 400

Broadview Heights, OH 44147

Alternative methods of purchasing and redeeming shares are also available.  Please telephone the Fund at 877-593-8637 for instructions.  For additional information, please refer to “Shareholder Information” in the Prospectus.

Tax Information

The Fund’s dividend and capital gains distributions are subject to Federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).  Such tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

I.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

The Fund’s investment objectives, principal investment strategies and risks are summarized at the beginning of this prospectus.  More details are below.

Investment Objectives

The Fund is a diversified management investment company whose investment objective is to seek growth of capital.  Investments will be made based upon their potential for capital appreciation.  Current income is a secondary objective.  There is no assurance that the Fund will achieve its investment objectives.

The Fund's investment objective of growth of capital is fundamental and may only be changed upon the approval of those holders with a majority of the outstanding shares of the Fund.

Principal Investment Strategies

The Fund's investment philosophy is to invest at least 80% of its assets in the equity securities of companies that management believes, based on fundamental research, have growth potential for revenues and earnings as well as multiple expansion.   Our fundamental research includes analysis of recent earnings reports along with various news releases by the company.

The Fund intends to achieve its investment objectives by investing primarily in a diversified portfolio of common stocks.

Under normal circumstances, the Fund will invest at least 80% of total assets in common stocks of companies with medium market capitalization (which, for purposes of this fund, are those companies with market capitalization similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400® index; recently, for example, that would be $210 million to $18,168 million).  The Fund's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders.

The Fund may engage in short-term trading to try to achieve its investment objectives and thus is likely to have an annual portfolio turnover rate of over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

Defensive Position

The Fund may temporarily take a defensive position and invest in securities that are inconsistent with its principal investment strategies when the Manager determines that adverse market, economic, political, or various other conditions warrant such a position.  Pursuant to this policy, the Fund may invest temporarily without limit in investment grade debt securities, preferred stocks, or money market instruments.  As a result of taking such a temporary defensive position, the Fund may not achieve its investment objectives.

Money market instruments purchased for this purpose include U.S. Government obligations, high quality commercial paper and certificates of deposit and bankers' acceptances issued by domestic banks having more than $1 billion in total assets.

Buy/Sell Decisions

Critical factors which will be considered in the selection of securities include (i) the potential for future growth in revenues and earnings, as well as the values of individual securities relative to the other investment alternatives; (ii) the potential of a new product, the potential for the company to be taken over, and management capability and practices; and (iii) the economic and political outlook.

Disposal of a security will be based upon many factors.  The factors include (i) increases in the price level of the security or of securities which the Fund believes reflect earnings growth too far in advance; (ii) changes in the relative opportunities offered by various securities; and (iii) actual or potential deterioration of the issuer's earning power that the Fund believes may adversely affect the price of its securities.  The Advisor will also rely upon computer models developed by him for stock selection.

The Fund will not necessarily dispose of a security just because its value decreases, unless the Manager determines that the security is inconsistent with the Fund's investment objectives.

Principal Risks

Equity Risk: Risks inherent in an investment in common stocks include those associated with the right to receive payments from the issuer of the common stock.  Holders of common stocks have a right to receive dividends only when declared by the issuer's board of directors.  Moreover, common stocks do not represent an obligation of the issuer.  Therefore, common stocks do not offer any assurance of income or provide the degree of protection of debt securities.  The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends, which can adversely affect the ability of the issuer to pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy.

Stock Market Risk: Common stocks are also especially susceptible to general stock market movements and to volatile changes in value as market confidence and perceptions of the issuers change.  These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary, and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, or banking crises.  The value of the Fund's shares and the securities held by the Fund can each decline in value and the loss of money is a risk of investing in the Fund.

Mid-Cap Stock Risk: Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, because they can be subject to more abrupt or erratic movements.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Fund’s historical turnover rates

Additional Non-Principal Investment Strategies and Risks

Futures and Options Risk: The Fund may invest a percentage of its assets in futures and options contracts.  The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired.  The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.  Futures and options contracts are described in more detail below.

Futures Contracts: Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.  An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Options: The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security), or instrument, at a certain price up to a specified point in time.  The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security.  When writing (selling) call options on securities, a Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security.  Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

The risks associated with the Fund’s use of futures and options contracts include:

•

The Fund may experience losses over certain ranges in the market that exceed losses experienced by a fund that does not use futures and options contracts.

•

There may be an imperfect correlation between the changes in market value of the securities held by a fund and the prices of futures and options on futures.

•

Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option.  As a result, the Fund may be unable to close out its futures or options contracts at a time that is advantageous.

•

Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•

Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Exchange-Traded Funds:  While the Fund expects to invest primarily in equity securities, the Fund may also invest in exchange-traded funds (“ETFs”).  Most ETFs are index funds that hold securities and attempt to replicate the performance of a stock market index.  ETFs can also be constructed to track a basket of stocks, which allows investors to benefit from the ownership of securities in a particular sector, industry or group.  Other types of ETFs include inverse and leveraged ETFs.  Inverse ETFs seek investment results that are the opposite of the daily performance of an underlying index or basket of stocks.  Leveraged ETFs seek investment results that are the underlying index or basket of stock’s performance times the stated multiple in the ETF’s objective.  One of the primary benefits of ETFs is that they can be bought and sold at current market prices at any time during the trading day.  The Fund may invest in ETFs for a variety of reasons, e.g., to gain diversified exposure to investments in particular sectors, industries, or countries and lessen the Fund’s exposure to any single stock; for exposure to other asset classes; for frequent trading to take advantage of anticipated changes in market conditions or to invest in the direction of short-term market movements; for tactical asset allocation strategies or to rebalance portfolio allocations; to help manage risk; to seek to enhance returns of the portfolio through the use of inverse and leveraged ETFs; to manage cash; or for liquidity purposes.  Although some ETFs may produce dividends, interest, or other income, current income is not a consideration when selecting an ETF as an investment.

Exchange-Traded Fund Risk.  To the extent that the Fund invests in ETFs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by certain of the ETFs in which it invests.  These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations.  The Fund will also incur brokerage costs when it purchases ETFs.  Investments in certain ETFs also may be subject to substantial regulation, including potential restrictions on liquidity and potential adverse tax consequences if the ETF does not meet certain requirements.

Correlation risk is the risk that the performance of an ETF may not completely replicate the performance of the underlying index or basket of stocks.  A number of factors may affect an ETF’s ability to achieve a high degree of correlation with its benchmark, including fees, expenses, transaction costs, disruptions or illiquidity in the markets for the securities or financial instruments in which the ETF invests, among other things.  There can be no guarantee that an ETF will achieve a high degree of correlation.  Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.  An investment by the Fund in ETFs may involve these and other significant risks, such as the risks associated with inverse and leveraged ETFs.  The compounding effect of a security’s returns has a significant impact on all types of investments.  As a result of compounding, inverse and leveraged ETFs have a single-day investment objective.  An inverse ETF’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance as stated in the ETF’s objective.  Similarly, a leveraged ETF’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the ETF’s objective.  This effect becomes more pronounced for these types of ETFs as market volatility increases.  Investments by the Fund in inverse and leveraged ETFs may magnify changes in the Fund’s share price and thus result in increased volatility of returns.  These types of investments may prevent the Fund from achieving its investment objective.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s current portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

II.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Investment Advisor

The Fund's investment advisor is Bhirud Associates, Inc. (the "Manager").  The Manager's principal business office is located at 6 Thorndal Circle, Suite 205, Darien, CT 06820.

The Advisor, a New York Corporation, was formed on June 20, 1991.  The Advisor is a registered investment advisor under the Investment Advisers Act of 1940.  In addition to serving the Portfolio, as of July 31, 2010, the Advisor serves as an advisor to high net worth individuals with total assets aggregating approximately $0.3 million under management as of July 31, 2010.  The Portfolio is the only investment company advisory client of the Advisor.  Mr. Bhirud may be deemed a "controlling person" of the Advisor on the basis of his ownership of stock of the Advisor.  The Advisor relies to a considerable extent on the expertise of Mr. Bhirud, who may be difficult to replace in the event of his death, disability or resignation.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.  Pursuant to the Investment Management Contract, the Fund pays the manager a fee equal to 1.0% per annum of the Portfolio's average net assets up to $250 million; 0.75% of the average net assets between $250 million and $500 million; and 0.65% of the average net assets over $500 million for managing the Fund's investment portfolio and performing related services.  For the fiscal year ended July 31, 2010, the Manager has waived the entire management fee.

A discussion regarding the basis for the Board of Directors’ approval of the Agreement between the Fund and the Adviser is available in the Fund’s Annual Report for the period ended July 31, 2010.

Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting supervision and office service functions for the Fund.  The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager.  For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.20% per annum of the Fund's average daily net assets.  For the fiscal year ended July 31, 2010, the Manager has waived the entire Administrative Service fee.

The Manager, at its discretion, may voluntarily waive any or all of the Investment Management Fee and the Administrative Services Fee.  Beginning with the effective date of this prospectus, the Manager has decided to not waive these fees.  Any portion of the total fees received by the Manager may be used to pay for shareholder services and for distribution of Fund shares.

Portfolio Manager

Suresh L. Bhirud is responsible for the day-to-day investment management of the Fund.  Mr. Bhirud has been President of the Advisor since 1991.  He was Senior Vice President, Chief Investment Strategist and Chairman of the Investment Policy Committee of Dean Witter Reynolds, Inc., from 1990 to 1991.  Mr. Bhirud was the Managing Director, Chief Investment Strategist and Chairman of the Investment Policy Committee of Oppenheimer & Co. from 1987 to 1990.  Mr. Bhirud was also the Chief Investment Strategist (1982 to 1987), and held other various positions involving quantitative market analysis (1972 to 1981), for The First Boston Corporation.  The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.

III.

DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees

The Fund pays fees in connection with the distribution of shares and for services provided to its shareholders.  The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to Rule 12b-1 under the 1940 Act, the SEC requires that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1.  The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Bhirud Associates, Inc. (the "Distributor") have entered into a Distribution Agreement and the Fund and the Distributor have entered into the Shareholder Servicing Agreement.  For its services under the Shareholder Servicing Agreement, the Distributor receives from the Portfolio a fee equal to 0.25% per annum of the Portfolio's average daily net assets (the "Shareholder Servicing Fee").

The Investment Management Contract includes provisions allowing the Manager to defray the cost of, or compensate other persons, including banks, broker-dealers and other organizations whose customers or clients are Fund stockholders ("Intermediaries"), for performing stockholder, administrative and accounting services to the Fund.  Under the Investment Management Contract, the Manager may also compensate the foregoing persons and organizations for providing assistance in distributing the Fund's shares.  The Manager is not subject to any percentage limitation with respect to the amounts it may expend for the activities described in this paragraph.

Under the Plan, the Fund may pay the costs of printing and distributing the Fund's prospectus to prospective investors and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective stockholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares.  The payments made by the Fund for the expenses referred to in this paragraph will not exceed in any year 0.05% of the Fund's average daily net assets for the year.

IV.

SHAREHOLDER INFORMATION

On a continuing basis the Fund sells shares at net asset value and redeems its shares at their net asset value.  All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemption's from Participating Organizations and from investors directly.

USA PATRIOT ACT - Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for identifying documents, and may take additional steps to verify your identity.  If we are unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

USA PATRIOT ACT – Anti-Money Laundering Program

We have delegated anti-money laundering program responsibilities required by the USA Patriot Act of 2001 to the Fund’s transfer agent, Mutual Shareholder Services, LLC.

Market Timing – Excessive Trading

It is the Fund’s policy not to permit market timing involving the purchasing or redeeming of mutual fund shares.  Market timing is an investment strategy that utilizes excessive short-term trading to capitalize on inefficiencies in the pricing of shares.  Market timing, which relies on frequent purchases and redemptions of fund shares, isn’t illegal, but is restricted by most fund companies.  Market timing undermines portfolio management strategies and may hurt the performance of the Fund.  It may force a manager to maintain a larger percentage of the Fund’s assets in cash or to liquidate securities prematurely to meet higher levels of redemptions resulting from market timing.  Abusive trading practices increase transaction costs and may hurt long-term investors.

To discourage excessive trading, a redemption fee of 2% will be charged on shares of the Fund redeemed 90 days or less from their date of purchase.  The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  The fee is retained by the Fund for the benefit of all shareholders.

To determine whether the redemption fee applies, the shares sold will be deemed to be the shares held the longest.  The redemption fee will not apply if the shares sold were acquired through reinvestment of dividends or distributions.  The Manager may waive the redemption fee in special circumstances, at his discretion, if the redemption does not indicate likely market timing (e.g., redemption due to death).

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.

DO NOT INVEST IN THE APEX MID CAP GROWTH FUND IF YOU ARE A MARKET TIMER.

The Apex fund reserves the right to reject any Fund purchase for any reason, including Fund purchases that the Fund does not think are in the best interests of the Fund or its shareholders or if the Fund thinks that trading is abusive.

Pricing of Shares

The Fund determines the net asset value of the shares as of 4:00 p.m., New York City time, on each Fund Business Day.  Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (e.g. national holidays).  The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding.

Portfolio securities for which market quotations are readily available are valued at market value.  U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost.  All other investment assets of the Fund are valued in such a manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

Shares are issued as of the first determination of the Fund's net asset value per share made after receipt of the investor's purchase order.  In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable.  Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds").  The Fund reserves the right to reject any purchase order for its shares.  Certificates for Fund shares will not be issued to an investor.

Shares are issued as of 4:00 p.m., New York City time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 4:00 p.m., New York City time.  Fund shares begin accruing income on the day after the shares are issued to an investor.

Purchase of Shares

Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organization.  "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund.  All other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly.

The minimum initial investment for all accounts in the Fund is $1,000.  The minimum amount for subsequent investments is $100.

Each shareholder, except certain shareholders who invest through accounts at Participating Organizations ("Participant Investors"), will receive from the Fund a personalized quarterly statement listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

The price paid for shares of the Portfolio is the next determined net asset value of the shares.

Investments Through Participating Organizations

Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts.  Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement, and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares).  Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them directly from the Fund.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures.  In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums, and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly.  Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly.  A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 4:00 p.m., New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day.  Orders for which Federal Funds are received after 4:00 p.m., New York City time, will result in share issuance the following Fund Business Day.  Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Initial Direct Purchases of Shares

Investors who wish to invest in the Fund directly may obtain a current prospectus and the account application form necessary to open an account by telephoning the Fund at (877) 593-8637.

Mail

Investors may send a check made payable to "Apex Mid Cap Growth Fund" along with a completed account application form to:

"The Apex Mid Cap Growth Fund",

c/o Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Ste 400

Broadview Heights, OH 44147

Checks are accepted subject to collection at full value in United States currency and checks must be drawn on U.S. banks.  A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons.

Bank Wire

To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at (877) 593-8637 and then instruct a member commercial bank to wire money immediately to:

U S Bank N.A.

ABA:  0420-0001-3

Attn: The Apex Mid Cap Growth Fund

DDA # 485812697

Share Holder Account Number:

___________________

Share Holder Account Name:

___________________

SS# / Tax ID#:

_________________

The investor should then promptly complete and mail the account application form.

Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished the same day.  There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds.

Payment in the form of a "bank wire" received prior to 4:00 p.m., New York City time, on a Fund Business Day, will be treated as a Federal Funds payment received on that day.

Personal Delivery

Deliver a check made payable to "Apex Mid Cap Growth Fund" along with a completed account application form to:

"The Apex Mid Cap Growth Fund",

c/o Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Ste 400

Broadview Heights, OH 44147

Electronic Funds Transfers (EFT), Preauthorized Credit, and Direct Deposit Privilege

You may purchase shares of the Fund (minimum of $100 after the Initial investment of $1,000) by having salary, dividend payments, interest payments or any other payments designated by you, Federal salary, social security, or certain veteran's, military or other payments from the Federal government, automatically deposited into your Fund account. You can also have money debited from your checking account.  To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege.  The appropriate form may be obtained from your broker or the Fund.  You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or Federal agency.  Death or legal incapacity will automatically terminate your participation in the Privilege.  Further, the Fund may terminate your participation upon 30 days' notice to you.

Subsequent Purchases of Shares

Subsequent purchases can be made by personal delivery or by bank wire, as indicated above, or by mailing a check to:

"The Apex Mid Cap Growth Fund",

c/o Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Ste 400

Broadview Heights, OH 44147

All payments should clearly indicate the shareholder's account number.

Provided that the information on the account application on file with the Fund is still applicable, a shareholder may reopen an account without filing a new account application form at any time during the year the shareholder's account is closed or during the following calendar year.

Reinvestment of Dividends and Distributions.  Reinvestment will be made at net asset value on the day on which the dividend or distribution is payable.

Investors may be charged a fee by their advisor or financial planner if they effect a transaction in Fund shares through a broker or agent.

Redemption of Shares

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which it may require).  Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, provided the redemption request is received prior to 4:00 p.m., New York City time.  However, redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment.

A shareholder's original account application form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below.  A shareholder may only change the instructions indicated on his original account application form by transmitting a written direction to the Fund's transfer agent.  Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature.  It should be signed and guaranteed by an eligible guarantor institution, which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system, or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

"The Apex Mid Cap Growth Fund",

c/o Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Ste 400

Broadview Heights, OH 44147

All previously issued certificates submitted for redemption must be endorsed by the shareholder and all written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.  Normally, the redemption proceeds are paid by check and mailed to the shareholder of record.

Telephone

The Fund accepts telephone requests for redemption from shareholders who elect this option on their account application form.  Telephone requests for redemptions may not exceed $25,000 per request per day.  The proceeds of telephone redemption may be sent to the shareholders at their addresses or to their bank accounts, both as set forth in the account application form or in a subsequent written authorization.  The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them.  The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification.  Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

A shareholder making a telephone withdrawal should call the Fund at (877) 593-8637, and state: (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and (v) the name of the person requesting the redemption.  Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 4:00 p.m., New York City time.  If the redemption request is received after such time, proceeds are sent the next Fund Business Day.  The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption.  There are certain restrictions on frequency of withdrawals as described under the market timing section.  Proceeds of redemptions are paid by check.  Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder’s address of record.  If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted.  Additional exceptions include any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund has reserved the right to redeem the shares of any shareholder (other than those in an IRA) if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500.  Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts.  For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization.  The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption.  During the notice period, a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount.

Valuation

The net asset value ("NAV"), multiplied by the number of Fund Shares you own, calculates the value of your investment.

The Fund calculates the NAV each business day, as of the close of the New York Stock Exchange, which is normally 4:00 p.m. Eastern Time.  Shares will not be priced on days that the New York Stock Exchange is closed for trading.  Any Shares that you purchase or redeem are valued at the next share price calculated after the Fund receives your investment instructions.  A business day is a day on which the NYSE is open for trading. The NAV for each class of Shares may differ due to the fact that each class is subject to different expenses.

The Fund calculates the NAV by adding up the total value of the Fund's investments and other assets, subtracting Fund liabilities, and then dividing that figure by the number of the Fund's outstanding Shares.  The value of an investment in a mutual fund is based upon the NAV determined by that mutual fund. The following formula expresses the NAV on a per share basis:

 NAV = (Total Assets  -  Liabilities) / (Number of Shares Outstanding)

You can find the NAV of many mutual funds every day in newspapers such as The Wall Street Journal.  However, some newspapers do not publish information about a particular mutual fund until it has a minimum number of shareholders or minimum level of assets.  You can find the NAV of the Fund on the Internet through financial websites such as Bloomberg.com or LipperWeb.com.  The ticker for the Apex Mid Cap Growth Fund is 'BMCGX'

The Fund's investments are valued based on market price.  When reliable market quotations are not readily available for any security, the value of that security will be based on its "fair value" by the committee ("Pricing Committee") established by the Fund's Procedures for Determining Net Asset Value.  The members of the Pricing Committee are appointed by, and the Pricing Committee reports directly to, the Fund's Board.  The fair valuation process is designed to value the subject security at the price the Fund would reasonably expect to receive upon its current sale.  Fair value pricing may be employed, for example, if the value of a security held by the Fund has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid.  When this fair value pricing method is employed, the prices of securities used in the daily computation of the Fund's NAV per share may differ from quoted or published prices for the same securities.  Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available.  Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued based on market quotations.

Dividends and Distributions

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each stockholder, be paid in cash or in additional shares of common stock of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution.  Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution.  If the stockholder makes no election, the Fund will make the distribution in shares.  There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of the Fund to distribute to its stockholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments.  Dividends will normally be paid annually.  Capital gains distributions, if any, will be made at least annually and usually at the end of the Fund's fiscal year.  There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

Retirement Plans

If you are eligible, you may set up one or more tax-deferred accounts.  A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes.  A contribution to certain of these plans may also be tax deductible.  Tax-deferred accounts include retirement plans described below.  Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose.  Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

U.S. Bank N.A. serves as the custodian for the tax-deferred accounts offered by the Fund.  You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund.  You may pay the fee by check or have it automatically deducted from your account (usually in December).  The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Types of Retirement Plans

• Regular IRA

An individual retirement account.  Your contribution may or may not be deductible depending on your circumstances.  Assets can grow tax-deferred and distributions are taxable as income.

• Roth IRA

An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

• Spousal IRA

An IRA funded by a working spouse in the name of a non-earning spouse.

• SEP-IRA

An individual retirement account funded by employer contributions.  Your assets grow tax-deferred and distributions are taxable as income.

• Keogh or Profit Sharing Plans

These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $30,000 for each person covered by the plans.

• 403(b) Plans

An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

• 401(k) Plans

Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis.  These accounts need to be established by the trustee of the plan.

Tax Consequences

The Fund qualified for the fiscal year ended July 31, 2010, and intends for each year thereafter to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended.  Qualification as a regulated investment company relieves the Fund of Federal income tax on investment company taxable income and net capital gains paid out to its stockholders.  Distributions of investment company taxable income and net short-term capital gains are taxable to stockholders as ordinary income.  Some corporate stockholders will be entitled to the dividends-received deduction to the extent that the Fund's income is derived from qualifying dividends from domestic corporations.  A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days.  Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

The excess of net long-term capital gains over net short-term capital losses realized and distributed by the Fund as capital gains distributions is taxable to stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held its stock.  Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.  If a stockholder that sells shares held for six months or less received a distribution taxable as long-term capital gain, any loss realized on the sale of the shares would be a long-term capital loss to the extent of the distribution.

Any dividend or distribution received by a stockholder shortly after the purchase of shares of the Fund will reduce the net asset value of the shares by the amount of the dividend or distribution.  Furthermore, the dividend or distribution is subject to tax even though they are, in effect, a return of capital.

The Fund is required by Federal law to do backup tax withholding from distributions and the proceeds of redemptions payable to stockholders who have failed to furnish the Fund with and certify the shareholder's correct social security or tax identification number.

The redemption of shares may result in the investor's receipt of more or less than the investor paid for its shares and, thus, in a taxable gain or loss to the investor.

V.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years.  Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions.  The financial information has been audited by VB&T Certified Public Accountants, PLLC, whose report, along with the Fund's financial statements, is included in the Fund’s annual report, which is available upon request.

Financial Highlights For a Share Outstanding Throughout Each Period

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	July 31, 2010	July 31, 2009	July 31, 2008	July 31, 2007	July 31, 2006
Net Asset Value -
Beginning of Period	$ 1.20	$ 1.33	$ 1.50	$ 1.28	$ 1.37
Net Investment Loss (a)	(0.08)	(0.08)	(0.10)	(0.11)	(0.10)
Net Gains or Losses on Securities (realized and unrealized)	0.37	(0.05)	(0.07)	0.33	0.01
Total from Investment Operations	0.29	(0.13)	(0.17)	0.22	(0.09)

Distributions (From Net Investment Income)	0.00	0.00	0.00	0.00	0.00
Distributions (From Capital Gains)	0.00	0.00	0.00	0.00	0.00
Total Distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value -
End of Period	$ 1.49	$ 1.20	$ 1.33	$ 1.50	$ 1.28
Total Return (b)	24.17%	(9.77)%	(11.33)%	17.19%	(6.57)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	304	246	283	325	295

Ratio of Expenses to Average Net Assets	5.23%	10.92%	8.39%	8.69%	7.96%
Ratio of Net Income to Average Net Assets	(5.10)%	(6.24)%	(8.21)%	(7.25)%	(6.76)%

Portfolio Turnover Rate	153.31%	433.04%	320.00%	177.92%	338.70%

(a) Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

VI.

PRIVACY POLICY

The Information We Collect About You.  The non-public personal information we collect about you (your “Information") comes primarily from the account applications or other forms you submit to us.  We may also collect Information about your transactions and experiences with us, our affiliates, or others relating to the products and services we provide.  Also, depending on the products or services you require, we may obtain additional Information from consumer reporting agencies.

Our Disclosure Policies.  We do not disclose your Information to anyone, except as permitted by law.  This may include sharing your Information with non-affiliated companies that perform support services for your account or process your transactions with us or our affiliates. It may also include sharing your Information with our affiliates to bring you the full range of services and products available from the Bhirud Associates family of financial services companies, including our U.S. and international brokerage, asset management, advisory and trust services companies.  Additionally, it may include disclosing your Information pursuant to your express consent, to fulfill your instructions, or to comply with applicable laws and regulations.

Our Information Security Policies.  We limit access to your Information to those of our employees and service providers who are involved in offering or administering the products or services that we offer.  We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to guard your Information.

If our relationship ends, we will continue to treat the Information as described in this Privacy Notice.

VII.

OTHER INFORMATION

The Apex Mid Cap Growth Fund

PROSPECTUS

For More Information:

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund's semi-annual and audited annual reports to shareholders contain detailed information on the Fund's investments.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies.  It is incorporated by reference, and is legally considered a part of this prospectus.

You can get free copies of Reports, the SAI, and prospectuses of the Apex Mid Cap Growth Fund, or request other information and discuss your questions about the Fund by contacting:

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Telephone: (877) 593-8637

You can review and obtain the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission.  You may call 1-202-555-8090 for information on the operation of the Public Reference Room.  You can get text-only copies:

•

For a fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, D.C. 20549.

•

Free from the Commission's Website at http://www.sec.gov/.

(Investment Company Act file no. 811-06680)

Apex Mid Cap Growth Fund

Ticker:  BMCGX

Bhirud Funds Inc.,

6 Thorndal Circle, Suite 205, Darien, CT 06820

STATEMENT OF ADDITIONAL INFORMATION

January __, 2011

RELATING TO THE APEX MID CAP GROWTH FUND

PROSPECTUS DATED January __, 2011

This Statement of Additional Information (SAI) is not a Prospectus.  The SAI expands upon and supplements the information contained in the current Prospectus of the Apex Mid Cap Growth Fund (the "Fund"), dated January __, 2011, and should be read in conjunction with the Fund's Prospectus.

A Prospectus may be obtained from Bhirud Funds Inc. or by writing or calling the Fund toll-free at (877) 593-8637.  The Financial Statements of the Fund have been incorporated by reference to the Fund's Annual Report dated July 31, 2010.  The Annual Report is available, without charge, upon request by calling the toll-free number provided above.

This Statement of Additional Information is incorporated by reference into the Fund's Prospectus in its entirety.

Table of Contents

Fund History	2	Auditors	15 .
Description of the Fund and its Investments and Risks	2.	Brokerage Allocation and Other Practices	16
Management of the Fund	8	Capital Stock and Other Securities	16.
Control Persons and Principal Holders of Securities	11	Purchase, Redemption and Pricing Shares	17
Proxy Voting Policies and Procedures	11.	Taxation of the Fund	18
Investment Advisory and Other Services	12	Underwriters	19
Distribution and Service Plan	14	Calculation of Performance Data	19.
Expense Limitation	15	Financial Statements	20
Custodian and Transfer Agent	15.

I.

FUND HISTORY

The Fund was incorporated on May 27, 1992 in the state of Maryland.

II.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, diversified management investment company.  The Fund’s investment objective is to seek growth of capital.  Current income is a secondary objective.  No assurance can be given that these objectives will be achieved.

The Fund is diversified.  This means that as to 75% of the Fund’s total assets (1) no more than 5% may be in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer.  Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.

The following information supplements the discussion of the Fund’s investment policies and risks as set forth in the Prospectus.

Common Stock, Equity Securities.

Common stock is an example of equity securities in which the Fund may invest.  All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolios may fluctuate substantially from day to day.  Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

To the extent the Fund invests in the equity securities of medium-sized companies, it will be exposed to the risks of medium-sized companies.  Medium-sized companies often have narrower markets for their goods and/or services and more-limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines, services, markets, or financial resources, or are dependent on a small management group.  In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock.

Common stocks represent a proportionate share of the ownership of a company and their value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Although not principal strategies, the manager may enter into the following types of transactions or invest in the following types of instruments as part of its investment strategies.

Preferred Stock.

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Warrants and Rights

The Portfolio may invest in warrants or rights of securities of mid-sized companies (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor for inclusion in the Portfolio.  In the event the underlying security does not sufficiently increase in value during the period when the warrant may be exercised so as to provide an attractive investment for the Portfolio, the warrant will expire and the Portfolio will suffer a loss on the price it paid for the warrant.  The Portfolio will not purchase warrants if, as a result of such purchase, more than 5% of the Portfolio's total assets are invested in warrants and the Portfolio will not invest more than 2% of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.

Convertible Securities

Convertible Securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks.  Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.  When the underlying common stocks decline in value, convertible Securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

Corporate Reorganizations

Subject to the Portfolio's policy of investing at least 80% of its total assets in Common Stocks, the Portfolio may invest without limit in securities listed on the S&P MidCap 400 index for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Advisor, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions.  The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Portfolio may sustain a loss.

Investments in Small, Unseasoned Companies

The Portfolio may invest up to 5% of its total assets in small, less-recognized companies that (including predecessors) have operated less than three years.  The securities of such companies may have limited liquidity.

When Issued, Delayed Delivery Securities and Forward Commitments

The Portfolio from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction).  These securities are subject to market fluctuation and no interest accrues to the purchaser during this period.  At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and thereafter reflect the value of the securities, each day, in determining the Portfolio's net asset value.  The Portfolio will not purchase securities on a when-issued or delayed delivery basis if, as a result, more than 15% of the Portfolio's net assets would be so invested.  At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage.  When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event.  Upon purchasing a security on a when-issued or delayed-delivery basis, the Portfolio will identify, as part of a segregated account, cash or liquid securities in an amount at least equal to the when-issued or delayed-delivery commitment.

The Portfolio will also establish a segregated account with the Trust's custodian bank in which the Portfolio will maintain liquid instruments equal to or greater in value than the Portfolio's purchase commitments for such when-issued or delayed-delivery securities, or the Portfolio does not believe that a Portfolio's net asset value or income will be adversely affected by the Portfolio's purchase of securities on a when-issued or delayed-delivery basis.

Short Sales

The Portfolio may engage in short sales transactions under which the Portfolio sells a security it does not own.  To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer.  The Portfolio then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Portfolio.  Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan.  To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Portfolio closes its short position or replaces the borrowed security, the Portfolio will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

The market value of the securities sold short of any one issuer will not exceed either 2% of the Portfolio's total assets or 2% of such issuer's voting securities.  The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its assets or the Portfolio's aggregate short sales of a particular class of securities exceeds 30% of the outstanding securities of that class.  The Portfolio may also make short sales "against the box" without respect to such limitations.  In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire, at no additional cost, the identical security.

Repurchase Agreements

The Portfolio may enter into repurchase agreements with financial institutions.  Under a repurchase agreement, a Portfolio purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally within a few days.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period.  While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.  The Portfolio follows certain procedures designed to minimize the risks inherent in such agreements.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor.  In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.  In the event of a default or bankruptcy by a selling financial institution, a Portfolio will seek to liquidate such collateral, which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.  A Portfolio also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Portfolio expected to receive under the repurchase agreement.  Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other liquid assets held by the Portfolio, amounts to more than 15% of the Portfolio's total net assets.  The investments of the Portfolio in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

Securities Lending

A fund may lend securities to brokers, dealer, and financial institutions.  Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.  Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Fund to be of good standing.  Furthermore, they will only be made if, in the Advisor’s judgment, the consideration to be earned from such loans would justify the risk.

The Fund understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (i) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities.  Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Futures and Options

The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

Asset Coverage for Futures and Options Positions

The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed.  Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets.  As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Combined Positions

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly.  A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contracts and the securities, although this may not be successful in all cases.  If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts

In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date.  The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract.  Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 index (S&P 500).  Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument.  Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly.  When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market.  Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date.  However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into.  Initial margin deposits are typically equal to a percentage of the contract's value.  If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis.  The party that has a gain may be entitled to receive all or a portion of this amount.  Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations.  In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures and Options Transactions: In addition, the Fund will not: (i) sell futures contracts, purchase put options, or write call options if, as a result, more than 10% of the Fund's total assets would be hedged with futures and options under normal conditions; (ii) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 10% of its total assets; or (iii) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets.  These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts

There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time.  Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price.  In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions.  If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

Options and Futures Relating to Foreign Currencies

Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date.  Most currency futures contracts call for payment or delivery in U.S. dollars.  The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract.  The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above.  A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies.  Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts.  Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments.  A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness.  Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Purchasing Put and Call Options

By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price.  In return for this right, the purchaser pays the current market price for the option (known as the option premium).  Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts.  The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option.  If the option is allowed to expire, the purchaser will lose the entire premium.  If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price.  A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially.  However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.  A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser.  In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it.  The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.  When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices fall, the put writer would expect to suffer a loss.  This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option.  The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, a call writer mitigates the effects of a price decline.  At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions.  They may not be changed unless approved by a majority of the outstanding shares "of each series of the Fund's shares that would be affected by such a change."  The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. The following are the Fund's fundamental investment limitations set forth in their entirety. The Fund may not:

(1)

with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result,  more than 5% of the Fund's total assets would be invested in the securities of that issuer, or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(2)

issue senior securities, except as permitted under the Investment Company Act of 1940;

(3)

borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4)

underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter in regard to the Securities Act of 1933 in the disposition of restricted securities;

(5)

purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6)

purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)

purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8)

lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

If a percentage restriction is adhered to at the time an investment is made, except for limitation of rule # 3, a later change in percentage resulting from changes in the value of the Portfolio's investment securities will not be considered a violation of the Portfolio's restrictions.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(1)

The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(2)

The Fund may borrow money only (i) from a bank or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).  The Fund will not borrow if total outstanding borrowings immediately after such borrowing would exceed 15% of the Fund's total assets.

(3)

The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at the prices at which they are valued.

Disclosure Of Portfolio Holdings

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must also provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund.

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund.  These third party servicing agents include the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian.  (Additionally, the Fund may release portfolio holdings to third party rating agencies and data reporting platforms on a periodic basis.  Currently, Morningstar, Lipper, and Bloomberg are the rating agencies to which the Fund discloses holdings periodically.)  The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  This information is disclosed to third parties under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), or (iv) understandings or expectations between the parties that the information will be kept confidential.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board of Trustees.  The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders.  Additionally, the Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

III.

MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager, Bhirud Funds, Inc., to serve as investment manager of the Fund.  Bhirud Funds is incorporated in Maryland.  The business of the Fund is managed under the direction of its Board of Directors.  The Board of Directors retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses that, in the opinion of the Board of Directors, are necessary or incidental to carry out any of the Fund's purposes.  The directors, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund.  Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Bhirud Associates, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates.  Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full time to the affairs of the Fund.

Codes of Ethics:  The Fund and its investment adviser have adopted amended codes of ethics.  These codes do permit personnel subject to the codes to invest in securities for their personal accounts, including securities that may be purchased or held by the Fund.

Anti-Money Laundering:  Anti-money laundering program responsibilities required by the USA Patriot Act of 2001 have been delegated to the Fund’s transfer agent, Mutual Shareholder Services, LLC.

Leadership Structure and Board of Directors

The Board of Directors supervises the business activities of Bhirud Funds.  Each Director serves until the Director dies, resigns, retires or is removed, whichever occurs first.  Each officer serves until his or her successor is elected and qualified.

The Board is currently composed of three Directors, including two Directors who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (each an "Independent Director").  In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting.

The Board of Trustees may establish various committees to facilitate the timely and efficient consideration of matters of importance to Independent Directors, the Fund, and the Fund’s shareholders and to facilitate compliance with legal and regulatory requirements.  Currently, the Board of Directors has one standing committee, an Audit Committee.

The Audit Committee is composed of the Independent Directors.  The Audit Committee meets once a year, or more often as required, in conjunction with meetings of the Board of Directors.  The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process.  The Audit Committee recommends to the full Board of Trustees the appointment of auditors for the Trust.  The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed.  It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence.  During the fiscal year ended July 31, 2010, the Audit Committee held one meeting.

The Chairman of the Board of Directors is Suresh L. Bhirud, who is an "interested person", within the meaning of the 1940 Act.  The Fund does not have a "lead" independent director.  The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the Fund, identify risks, recognize shareholder concerns and needs, and highlight opportunities.  Considering the size of the Fund and its shareholder base, the Directors have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Directors.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk.  The Board oversees management of the Fund's risks directly and through its officers.  While day-to-day risk management responsibilities rest with the Fund's Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust's valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) receiving and reviewing reports from the Fund’s independent registered public accounting firm regarding the Fund's financial condition and the Fund’s internal controls; and (5) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Fund’s compliance policies and procedures and the effectiveness of their implementation.  The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Directors and Officers

The Directors and Executive Officers of the Fund, and their principal occupations during the past five years, are set forth below.

Name, Address, and Age	Position(s) Held with the Fund, Length of Time Served**	Principal Occupations During Past 5 Years, Other Directorships Held
Officers and Interested Directors
Suresh L. Bhirud*, 62 Bhirud Funds, Inc. 6 Thorndal Circle, Suite 205 Darien, CT 06820	Director and Chairman of the Board since August 6,1992; President since July 23, 2002; Treasurer and Chief Compliance Officer since June 2006.	President of Bhirud Associates, Inc.

Disinterested Directors
Timothy M. Fenton, 67 1124 Dartmouth Place Davis, CA 95616	Director since 1994	Retired since 2007. Licensed Realtor with William Raveis (2002-2007).
M. John Sterba, Jr., 67 41 Madison Avenue, 33rd Floor New York, NY 10010	Director since August 6, 1992	Chairman of Investment Management Advisors, Inc. Director and Treasurer of The American Songbook Project, Inc.

* Directors deemed to be "interested persons" of the Fund for the purposes of the Investment Company Act of 1940 (the "1940 Act"), as amended, by virtue of their affiliation with the Adviser.

**Terms of office for all positions held with the Fund are indefinite.

Each Director was nominated to serve and continues to serve on the Board of Directors based on his particular experience, qualifications, attributes and skills.  Those characteristics are discussed in the following paragraphs.

Interested Directors:

Suresh L. Bhirud:  Mr. Bhirud has served as Chairman of the Board since the Fund’s inception in 1992, President since 2002, and Treasurer since 2006.  He founded Bhirud Associates, Inc. (BAI) in 1991 and has served as its president since inception.  Prior to founding BAI, Mr. Bhirud was Senior Vice President, Chief Investment Strategist, and Chairman of the Investment Policy Committee of Dean Witter Reynolds, Inc., New York, NY, from 1990-91; Managing Director, Chief Investment Strategist, and Chairman of the Investment Policy Committee of Oppenheimer & Co., New York, NY, from 1987-90; and Chief Investment Strategist (1982-87) and various other positions involving quantitative market analysis (1972-81) at The First Boston Corporation, New York, NY, from 1972-87.

Non-Interested Directors:

Timothy M. Fenton:  During a 33 year career in advertising and marketing, Timothy Fenton served a number of leading financial firms, including The New York Stock Exchange (NYSE Futures), Merrill Lynch (investment management services), T. Rowe Price Associates (family of mutual funds, retirement products), Chase Manhattan Bank (consumer credit products), and the Hartford Insurance Group (life and casualty insurance, annuities).  His work for these clients focused on development of creative and marketing strategies, compliance issues, marketing research and campaign performance analysis.  This experience has given him a firm understanding of investment and credit markets and risk management.  His most recent positions in the field were as executive vice president and creative director at McCaffery and McCall Direct Marketing, president of Bozell Direct Response, and chairman and chief creative officer of Fenton & Zelenetz Inc. direct marketing consultants, all of New York.

M. John Sterba, Jr.:  Mr. Sterba earned a JD degree from Duke University and an MBA from Harvard University and is a member of the bar of the State of New York.  Mr. Sterba is Chairman of Investment Management Advisors, Inc., a registered investment adviser that he founded in 1993, managing money for clients.  That follows years of experience practicing securities and corporate law with, among other firms, Sullivan & Cromwell and Morgan, Lewis & Bockius.  He served as Vice President and General Counsel of two publicly traded firms, one of which was a 1940 Act registered investment company.  The Securities and Exchange Commission employed Mr. Sterba in 1970 as a student lawyer in the then Division of Investment Regulation.  Mr. Sterba organized, edited and partially wrote the approximately 1,700-page treatise Legal Opinion Letters, originally published in 1988 and updated annually ever since.  More recently, he wrote a book entitled Fundamentals of Personal Investing, published by a section of the American Bar Association in 1997.

The Fund paid an aggregate remuneration of $2,000 to its Directors with respect to the period August 1, 2009 through July 31, 2010, all of which consisted of aggregate director's fees paid to the two disinterested directors, pursuant to the terms of the Investment Management Contract.  See Compensation Table below.

Compensation Table

Name of Person, Position	Aggregate Compensation from Registrant for Fiscal Year	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors*
Suresh L. Bhirud, Chairman	$0	0	0	$0
Timothy M. Fenton Director	$1,000	0	0	$1,000
M. John Sterba, Jr. Director	$1,000	0	0	$1,000

* The total compensation paid to such persons by the Fund for the fiscal year ending July 31, 2010.

IV.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On July 31, 2010 there were 204,312 shares of the Fund's common stock outstanding.  As of July 31, 2010, the amount of shares owned by all officers and directors of the Fund, as a group, was more than 2% of the outstanding shares of the Fund.  Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding common stock as of July 31, 2010:

Name & Address	% of Shares	Nature of Ownership

Suresh L. Bhirud 27 Winding Ln., Darien, CT 06820	63.27%	Record & Beneficial
Brown Brothers Harriman & Co 425 Washington Blvd., Jersey City, NJ 07310	5.38%	Record

V.

PROXY VOTING POLICIES AND PROCEDURES

The Adviser provides a voice on behalf of shareholders of the Fund.  The Adviser views the proxy voting process as an integral part of the relationship with the Fund.  The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly.  Therefore, the Fund delegates its authority to vote proxies to the Adviser, subject to the supervision of the Board of Trustees.  The Fund's proxy voting policies are summarized below.

POLICIES OF THE ADVISER: It is the Adviser's policy to vote all proxies received by the Fund within a reasonable amount of time of receipt.  Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, against, or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted.  The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy.  The Adviser will pay particular attention to three primary areas: (1) Accountability - Suitable procedures implemented to ensure that management of a company is accountable to its board of directors and its board accountable to shareholders; (2) Alignment of Management and Shareholder Interests - the management and board of directors share goals and mutual interest in the benefit of the company's shareholders; and, (3) Transparency - timely disclosure of important information of a company's financial performance and operations allows easy evaluation by investors.

In the event that the Apex Fund invests in an Exchange Traded Fund (ETF) with public shareholders, the advisor will vote in the same proportion as all other shareholders of such underlying fund or class (“echo voting”).

CONFLICTS OF INTEREST: The Adviser's duty is to vote in the best interests of the Fund's shareholders.  Therefore, in situations where there is a conflict of interest between the interests of the Adviser and the interests of the Fund, the Adviser will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the Board to make a voting decision.  When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, 2010, will be available without charge, upon request by calling toll-free 1-877-593-8637, by accessing the SEC's website at www.sec.gov, or by accessing the Mutual Shareholder Services, LLC website at www.mutualss.com.  In addition, a copy of the Fund’s proxy voting policies and procedures is also available by calling 1-877-593-8637, or by accessing the Mutual Shareholder Services, LLC website at www.mutualss.com.

VI.

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor to the Fund is Bhirud Associates, Inc., (BAI), a New York corporation with principal offices located at

6 Thorndal Circle, Suite 205, Darien, CT 06820.  In addition to serving the Fund as Advisor, as of July 31, 2010, the Advisor served as an investment advisor to individual accounts having a total value of approximately $0.3 million.  The Fund is the only investment company advisory client of the Advisor.

Suresh L. Bhirud, an officer, director and sole shareholder of the Advisor is deemed to be a "controlling person" of the Advisor.  Consequently, Mr. Bhirud, as an officer and director of the Fund, is an affiliated person of both the Advisor and the Fund.

Pursuant to the Advisory Contract for the Portfolio, the Advisor manages the portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.  In addition, the Advisor provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund.  Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Advisor or its affiliates.

The Advisor also provides the Fund with supervisory personnel who are responsible for supervising the performance of the Portfolio's administrator.  The administrator will provide personnel who will be responsible for performing the operational components of such supervisory services and who may be employees of the Advisor, of its affiliates or of other organizations.

Suresh L. Bhirud (the “Portfolio Manager”) is the portfolio manager responsible for the day-to-day management of the Fund.  As of July 31, 2010, the Portfolio Manager was responsible for the management of the following types of accounts, in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	4	$300,000	0	0

As of July 31, 2010, the Portfolio Manager managed the accounts listed above.  The Adviser has not identified any material conflicts between the Fund and other accounts managed by the Portfolio Manager.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and the other accounts.  The management of the Fund and the other accounts may result in unequal time and attention being devoted to the Fund and the other accounts.  Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Manager could favor one account over another, particularly when one account pays a performance fee.  Further, a potential conflict could include the Portfolio Manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of the other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that the Portfolio Manager is favoring one investment vehicle over another.

While the Fund pays the Adviser a fee based on assets under management, Suresh L. Bhirud’s compensation from the Adviser is not fixed.  Because Suresh L. Bhirud owns the Adviser, his compensation is based upon the Adviser's profitability.  Suresh L. Bhirud participates directly in all profits and losses of the Adviser, including the advisory fees paid by the Fund, and is paid in cash.  There are no bonuses, options, deferred compensation or retirement plans associated with his service to the Fund.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of July 31, 2010.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Suresh L. Bhirud	$100,001-$500,000

The continuance of the Advisory Contract was approved by vote of a majority of directors, including a majority of directors who are not interested persons (as defined in the Act) of the Fund or Advisor, at the Board of Directors meeting held July 8, 2010.

In approving the agreement for the Fund, the Board, including the Independent Directors Trustees considered a number of factors.  A discussion of the basis of the Board’s decision to approve the Advisory Contract is in the Annual Report for the period ending July 31, 2010.

The Advisory Contract has a term which extends to July 31, 2011, and may be continued in force thereafter for successive twelve-month periods beginning each August 1st, provided that such continuance is specifically approved annually by majority vote of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The Advisory Contract is terminable without penalty by the Portfolio on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Portfolio or by a vote of a majority of the Fund's Board of Directors, or by the Advisor on sixty days' written notice, and will automatically terminate in the event of an assignment.  The Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or of reckless disregard of its obligations thereunder, the Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.

For its services under the Advisory Contract, the Advisor receives from the Fund an advisory fee, computed daily and payable monthly, in accordance with the following schedule:  (i) 1.0% of the first $250 million of the average net assets of the Portfolio; (ii) 0.75% of the average net assets of the Portfolio between $250 million and $500 million; and (iii) 0.65% of the average net assets of the Portfolio over $500 million.

For its services under the Advisory Contract, the Advisor receives from the Fund a fee, payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets.  In addition to management services with respect to the purchase and sale of securities, the fee includes compensation for overall management of the Fund and for distributing the Fund's shares.  For the Fund's fiscal year ended July 31,2010, the Advisor voluntarily, permanently, and irrevocably waived all advisory fees and, therefore, it did not receive any advisory fees for the year ended July 31, 2010.

Effective November 1, 1994, pursuant to an administrative services agreement (the "Administrative Services Agreement") with the Portfolio, the Advisor provides all management and administrative services reasonably necessary for the Portfolio, other than those provided by the Advisor under the Advisory Contract, subject to the supervision of the Fund's Board of Directors.  Because of the services rendered the Portfolio by the Advisor, the Fund itself may not require any employees other than its officers, none of whom receive compensation from the Fund.

Under the Administrative Services Agreement with the Portfolio, the Advisor provides all administrative services including, without limitation:  (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Portfolio's Custodian and Advisor; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Portfolio's Custodian; (iii) prepares, but does not pay for, the periodic updating of the Fund's Registration Statement, Prospectus, and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, prepares the Fund's tax returns, and prepares reports to the Portfolio's shareholders and the Securities and Exchange Commission; (iv) prepares in conjunction with Fund counsel, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or the Portfolio's shares under such laws; (v) prepares notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) monitors daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus; and (vii) monitors and evaluates daily income and expense accruals, and sales and redemptions of shares of the Portfolios.

For the services rendered to the Portfolio by the Advisor under the Administrative Services Agreement, the Portfolio pays the Advisor an administrative fee (the "Administration Fee"), computed daily and payable monthly, equal, on an annual basis, to 0.20% of the Portfolio's average daily net assets.  For the Fund's fiscal year ended July 31, 2010, the Administrator voluntarily, permanently and irrevocably waived all administrative fees and, therefore, it did not receive any administrative fees for the year ended July 31, 2010.

VII.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution and Service Plan (the "Plan"), pursuant to Rule 12b-1 under the Act (the "Rule") for the Portfolio.  The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule.  The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.30% per annum of the Portfolio's average daily net assets.  Pursuant to the Plan, the Fund and Bhirud Associates, Inc. (the "Distributor") have entered into a Shareholder Servicing Agreement under which the Portfolio will pay the Distributor a Shareholder Servicing Fee at the annual rate of 0.25% of the average daily net assets of the Portfolio.  The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of (i) providing personal shareholder servicing and for maintenance of shareholder accounts and (ii) for payments to participating organizations, with which it has written agreements, with respect to servicing their clients or customers who are shareholders of the Portfolio (each a "Participating Organization").

The Plan and the Shareholder Servicing Agreement provide that the Fund will reimburse the distributor a maximum of 0.05% per annum of the portfolio's average daily net assets for such expenses as delivering prospectuses.  No expenses have been reimbursed by the Fund for the most recent fiscal year ended July 31, 2010, under the Plan.

The Plan and the Advisory Contract provide that the Advisor may make payments from time to time from the advisory fee and past profits for the following purposes:  to pay promotional and administrative expenses in connection with the offer and sale of the shares of the Portfolio, including payments to Participating Organizations for performing shareholder servicing and related administrative functions and for providing assistance in distributing the Portfolio's shares.  The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount that the Fund is required to pay to the Advisor or Distributor for any fiscal year under the Advisory Contract or the Shareholder Servicing Agreement in effect for that year.  The Portfolio incurred and paid fees and expenses totaling $915; $813; $442, $621, and $775 for the fiscal years ended 2006, 2007, 2008, 2009, and 2010, respectively, pursuant to the Plan.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities.  However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services.  However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Portfolio or its shareholders.  In addition, state securities laws on this issue may differ from the interpretation of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors.  In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

Under the Plan, the Manager may make payments in connection with the distribution of the Fund's shares from the Management Fee received from the Fund, from the Manager's revenues (which may include management or advisory fees received from other investment companies) and past profits.  The Manager, in its sole discretion, will determine the amount of its payments made pursuant to the Plan, but no such payment will increase the amount that the Fund is required to pay to the Manager for any fiscal year under the Investment Management Contract.

The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan.  The continuance of the Plan until July 31, 2011, was approved by a majority of the directors at a Board of Directors meeting held July 8, 2010.  The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and that all material amendments must be approved by a majority of the Board of Directors, including those who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan.  The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Portfolio or the shareholders.

The Advisor has agreed to reimburse the Portfolio for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale.  For the purpose of this obligation to reimburse expenses, the Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made on a monthly basis.  From time to time, the Advisor and the Distributor may voluntarily assume certain expenses of the Portfolio.  This would have the effect of lowering the overall expense ratio of that Portfolio and of increasing yield to investors in that Portfolio.

VIII.

EXPENSE LIMITATION

The Advisor has agreed to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) that in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale.  The Fund's expenses for distribution purposes pursuant to the Plan described above, are included within such expenses only to the extent required by the state with the most restrictive expense limitation in which the Fund's shares are qualified for sale.  The Fund may elect not to qualify its shares for sale in every state.  For the purpose of this limitation, expenses shall include the fee payable to the Manager and the amortization of organization expenses.  For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis.  No such reimbursement was required for the year ended July 31, 2010.  As a result of the passage of the National Securities Markets Improvement Act of 1996, all state expense limitations have been eliminated at this time.

Subject to the Advisor's obligations to pay for services performed by officers of the Advisor or its affiliates and for investment management services and certain distribution and promotional expenses and to reimburse the Fund for its excess expenses as described above, under the Investment Management Contract the Fund has assumed responsibility for payment of all of its other expenses, including (i) brokerage and commission expenses; (ii) Federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Fund; (iii) commitment fees and certain insurance premiums; (iv) interest charges on borrowings; (v) charges and expenses of the Fund's custodian; (vi) charges and expenses of persons performing issuance, redemption, transfer and dividend disbursing functions for the Fund; (vii) recurring and nonrecurring legal and accounting expenses, including the Fund's cost of the bookkeeping agent for the determination of net asset value per share and the maintenance of portfolio and general accounting records; (viii) telecommunication expenses; (ix) costs of organizing and maintaining the Fund's existence as a corporation; (x) compensation, including directors' fees, of any of the Fund's directors, officers or employees who are not officers of Bhirud Associates, Inc., and costs of other personnel providing services to the Fund; (xi) costs of stockholders' services including charges and expenses of persons providing confirmations of transactions in Fund shares, periodic statements to stockholders, and record keeping and stockholder services; (xii) costs of stockholders' reports, proxy solicitations, and corporate meetings; (xiii) fees and expenses of registering the Fund's shares under the appropriate Federal securities laws and of qualifying those shares under applicable state securities laws, including expenses attendant upon the initial registration and qualifications of the Fund's shares and attendant upon renewals of, or amendments to, those registrations and qualifications; (xiv) expenses of preparing and printing the Fund's prospectuses and statements of additional information and of delivering them to stockholders of the Fund; (xv) payment of fees and expenses provided for in the Investment Management Contract, Administrative Services Agreement and Distribution Agreement; and (xvi) any other distribution or promotional expenses pursuant to a distribution and service plan.

IX.

CUSTODIAN AND TRANSFER AGENT

The U.S. Bank N.A., Mutual Fund Custody Department, 425 Walnut Street, M.L. 6118, Cincinnati, Ohio 45202, is custodian for the Portfolio's cash and securities.  Mutual Shareholder Services, LLC, 8000 Town Centre Dr., Suite 400, Broadview Heights, OH 44147 is transfer agent for the Portfolio's shares.  Pursuant to a custody agreement with the Portfolio, The U.S. Bank N.A. is responsible for safekeeping the Portfolio's securities and cash and maintaining the books and records related to such duties.  Subject to the supervision of the Advisor, U.S. Bank N.A. also maintains the portfolio transaction records and Mutual Shareholder Services, LLC, maintains Portfolio's accounting records.  The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

X.

AUDITORS

VB&T Certified Public Accountants, PLLC, 250 W57th Street, Suite 1632, New York, NY 10107, independent certified public accountants, have been selected as auditors for the Fund.

XI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisor makes the Fund's portfolio investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution).  When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Advisor or portfolio transactions may be effected by the Advisor.  Neither the Fund nor the Advisor has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide.  To the extent that such persons or firms supply investment information to the Advisor for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Advisor and, therefore, may have the effect of reducing the expenses of the Advisor in rendering advice to the Fund.  While it is impossible to place an actual dollar value on such investment information, its receipt by the Advisor probably does not reduce the overall expenses of the Advisor to any material extent.  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Advisor may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

The investment information provided to the Advisor is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities.  Research services furnished by brokers through which the Fund effects securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its clients' accounts.  There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Advisor determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.  The Advisor may consider the sale of shares of the Portfolio by brokers including the Distributor as a factor in its selection of brokers of Portfolio transactions.

The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market.  It may also purchase listed securities through the third market.  Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others.  In all cases the Fund will attempt to negotiate the best execution.

The Distributor may from time to time effect transactions in the Fund's portfolio securities.  In such instances, the placement of orders with the Distributor would be consistent with the Fund's objective of obtaining the best execution.  With respect to orders placed with the Distributor for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the Investment Company Act of 1940 and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund) to receive brokerage commissions from such registered investment company provided that such commissions are reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.  In addition, pursuant to Section 11(a) of the Securities Exchange Act of 1934, the Distributor is restricted as to the nature and extent of the brokerage services it may perform for the Fund.  The Securities and Exchange Commission has adopted rules under Section 11(a) which permit a distributor to a registered investment company to receive compensation for effecting, on a national securities exchange, transactions in portfolio securities of such investment company, including causing such transactions to be transmitted, executed, cleared and settled and arranging for unaffiliated brokers to execute such transactions.  To the extent permitted by such rules, the Distributor may receive compensation relating to transactions in portfolio securities of the Fund provided that the Fund enters into a written agreement, as required by such rules, with the Distributor authorizing it to retain compensation for such services.  Transactions in portfolio securities placed with the Distributor that are executed on a national securities exchange must be effected in accordance with procedures adopted by the Board of Directors of the Fund pursuant to Rule 17e-1.

Bhirud Associates, Inc. is affiliated persons of the Fund, and was paid by the Portfolio $4,471; $5,189, and $5,368 in brokerage commissions for the fiscal years ended July 31, 2008; July 31, 2009; and July 31, 2010, respectively, in conformity with Section 17(e)(2)(A) of the Investment Company Act and Rule 17e-1 thereunder.  The percentage of the Portfolio's aggregate brokerage commissions paid to Bhirud Associates, Inc. for the fiscal year ended July 31, 2010, was 100%.  The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Bhirud Associates, Inc. for the fiscal year ended July 31, 2010, was 100%.

XII.

CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of common stock having a par value of one-tenth of one cent ($.001) per share.  Each share has equal dividend, distribution, liquidation and voting rights.  There are no conversion or preemptive rights in connection with any shares of the Fund.  All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

As a general matter, the Fund will not hold annual or other meetings of the Fund's stockholders.  This is because the By-laws of the Fund provide for annual meetings only (i) for the election of directors, (ii) for approval of revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting.  Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund director(s) and communication among stockholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable.  Each Director serves until the next meeting of the stockholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the stockholders.

XIII.

PURCHASE, REDEMPTION AND PRICING SHARES

Pricing of Fund Shares

The Fund determines the net asset value of the shares as of 4:00 p.m., New York City time, on each Fund Business Day.  Fund Business Day is a weekday (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (e.g. national holidays).  The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding.

Portfolio securities for which market quotations are readily available are valued at market value.  U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost.  All other investment assets of the Fund are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order.  In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable.  Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds").  The Fund reserves the right to reject any purchase order for its shares.  Certificates for Fund shares will not be issued to an investor.

Shares are issued as of 4:00 p.m., New York City time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 4:00 p.m., New York City time.  Fund shares begin accruing income on the day after the shares are issued to an investor.

Purchase and Redemption of Fund Shares

The material relating to the purchase and redemption of shares in the Prospectus is herein incorporated by reference.

Net Asset Value

The Fund does not determine its net asset value per share on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined.  If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day.  If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value.  Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner.  Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Manager to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost.  All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

XIV.

TAXATION OF THE FUND

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  To qualify as a regulated investment company, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements.  By meeting these requirements, the Fund generally will not be subject to Federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders.  In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid.  If the Fund does not meet all of these requirements, it will be taxed as an ordinary corporation and distributions will generally be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% of excise tax.  To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (ii) at least 98% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year, and (iii) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income.  Distributions from the Fund may be eligible for the dividends-received deduction available to corporations.  However, any dividends received by the Fund that are attributable to foreign corporations will not be eligible for the dividends-received deduction, since that deduction is generally available only with respect to dividends paid by domestic corporations.  In addition, the dividends-received deduction will be disallowed for shareholders who do not hold their shares in the Fund for at least 45 days during the 90 day period beginning 45 days before a share in the Fund becomes ex-dividend with respect to such dividend and will be disallowed with respect to an investment in the Fund that is debt financed.

Distributions of net capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder.  All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash.  Shareholders will be notified annually as to the Federal tax status of distributions.

Investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund.  The price of shares purchased at that time includes the amount of the forthcoming distribution.  Distributions by the Fund reduce the net asset value of the Fund's shares, and if a distribution reduces the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon its basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands.  Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.  Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months.  However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less.  Furthermore, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares.  This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of the Fund are acquired without sales charge or at a reduced sales charge.  In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially.  Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Gains or losses attributable to fluctuations in exchange rates resulting from transactions in a foreign currency generally are treated as ordinary income or ordinary loss.  These gains or losses may increase, decrease, or eliminate the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country.  The Fund does not expect to be eligible to elect to allow shareholders to claim such foreign taxes or a credit against their U.S. tax liability.

The Fund is required to report to the IRS all distributions to shareholders except in the case of certain exempt shareholders.  Distributions by the Fund (other than distributions to exempt shareholders) are generally subject to backup withholding of Federal income tax at a rate of 28% if (i) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (ii) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  If the withholding provisions are applicable, any such distributions (whether reinvested in additional shares or taken in cash) will be reduced by the amounts required to be withheld.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  Distributions by the Fund also may be subject to state and local taxes, and the treatment of distributions under state and local income tax laws may differ from the Federal income tax treatment.  Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation.  Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

XV.

UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at its net asset value.  In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities.  In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above.  The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuation of any payments being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.  It is not anticipated that the discontinuation of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value.  In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XVI.

CALCULATION OF PERFORMANCE DATA

From time to time the Fund may distribute sales literature or publish advertisements containing "total return" quotations for the Fund.  Such sales literature or advertisements will disclose the Fund's average annual compounded total return for the Fund's last one year period, five year period and ten year period, and may include total return information for other periods.  The Fund's total return for each period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rates of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period.  For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received.

Average Annual Total Returns - For the periods ended July 31, 2010

	1 Year	5 Years	10 Years
Return Before Taxes	24.17%	1.69%	-8.13%
Return After Taxes on Distributions	24.17%	1.69%	-8.95%
Return After Taxes on Distributions and Sale of Fund Shares	15.71%	1.45%	-6.83%

The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses.  Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments that pay a fixed return for a stated period of time.  An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

XVII.

FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended July 31, 2010, and the report thereon of VB&T Certified Public Accountants, PLLC, 250 W57th Street, Suite 1632, New York, NY 10107, are herein incorporated by reference to the Fund's Annual Report.  The Annual Report is available upon request and without charge.

BHIRUD FUNDS INC.

PART C - OTHER INFORMATION

     Item 23

Exhibits.

*(a)

Amended Articles of Incorporation of the Registrant.

**(b)

By-laws of the Registrant

(c)

Not applicable

**(d)

Form of Advisory Contract between the Registrant and Bhirud

Associates, Inc.

(e)

Form of Distribution Agreement between the Registrant and Bhirud

Associates, Inc.

(f)

Not applicable.

****(g)

Form of Custody Agreement between the Registrant and US Bank, N. A., 425 Walnut Street, Cincinnati, OH 45202.

***(h.1)Form of Administrative Services Agreement between the

Registrant and Bhirud Associates, Inc. for the Portfolio of the

Registrant.

***(h.2)  Form of Transfer Agent Agreement between the Registrant and Mutual Shareholders Services Inc.

***(h.3) Form of Distribution Agreement between the Registrant and

Bhirud Associates, Inc.

***(h.4)  Form of Shareholder Servicing Agreement between the Registrant and Bhirud Associates, Inc.

**(i)

Opinion of Messrs. Battle Fowler LLP, as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name under the heading "Dividends, Distributions and Taxes" in the Prospectus.

(j)Consent of VB&T, Certified Public Accountants, PLLC.  Filed herewith.

(k)

Not applicable.

*(l)

Written assurance of Thomas James MidCap Partners, that its

purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling.

***(m)

Form of Distribution and Service Plan Pursuant to Rule 12b-1

under the Investment Company Act of 1940.

(n)

Not applicable.

(o)

Reserved

(p)

Codes of Ethics.  Filed herewith.

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         *    Filed with Registration Statement on Form N-1A Registration No. 33 - 48013, filed May 27, 1992, and incorporated by reference herein.

         **  Filed with Pre-Effective Amendment No.  1 to said Registration Statement on August 11, 1992, and incorporated herein by reference.

         ***  Filed with Post-Effective Amendment No. 7 to said Registration Statement on November 23, 1998, and incorporated herein by reference.

         ****  Filed with Post-Effective Amendment No. 19 to said Registration Statement on November 25, 2009, and incorporated herein by reference.

         ***** Filed herewith.

 ******

 Filed with Post-Effective Amendment No. 20 to said Registration Statement on October 21, 2010, and incorporated herein by reference.

Item 23.  Persons Controlled by or Under Common Control with Registrant.

             None.

Item 24.  Indemnification.

             Filed as Item 27 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N -1A (Registration No. 33-48013) on August 11, 1992, and is incorporated herein by reference.

 Item 25.  Business and other Connections of Investment Adviser.

             The descriptions of Bhirud Associates, Inc. under the captions "Management, Organization and Capital Structure" in the Prospectus and "Management of the Fund" in the Statement of Additional Information, constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.

             Registrant's investment adviser, Bhirud Associates, Inc., is a registered investment adviser. Bhirud Associates, Inc. serves as an advisor to individual accounts having a total value of about $300,000.  The advisor does not serve as investment advisor to any other investment companies.

Item 26.  Principal Underwriters.

             (a) Bhirud Associates, Inc. is the Registrant's distributor.

             (b) The following are the directors and officers of Bhirud Associates, Inc.  The principal business address of each of these persons is 6 Thorndal Circle, Suite 205, Darien, CT 06820.

                Name              Position &        Position &

                                  offices with      offices with

                                  Distributor       Registrant

                Suresh L. Bhirud  President,        Director,

                                  Treasurer and     Chairman of

                                  Director          the Board,

                                                    President,

                                                    Treasurer

          Susan Bhirud      Secretary         None

Item 27.     Location of Accounts and Records.

                 Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of the Registrant, at Bhirud Associates, Inc., 6 Thorndal Circle, Suite 205, Darien, CT 06820, the Registrant's advisor and administrator, and Mutual Shareholder Services, LLC, 8000 Town Centre Dr., Suite 400, Broadview Heights, OH 44147, the Registrant's transfer agent and fund accountant.

Item 28.       Management Services.

               Not applicable.

Item 29.  Undertakings.

             (a) Not applicable.

             (b) Not applicable.

             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report upon request, without charge.

             (d) The Fund shall, if requested by the holders of at least 10% of the Portfolio’s outstanding shares, call a meeting of the stockholders for purposes of voting upon the question of removal of a director or directors and the Fund shall assist in communications with other stockholders.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to this Registration Statement pursuant to Rule 485 (a) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Darien, and State of Connecticut, on the 21st day of January, 2011.

                                BHIRUD FUNDS INC.

                            By:  /s/  Suresh L. Bhirud

                                 Suresh L. Bhirud,

                                 Chairman of the Board

            Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                    TITLE         DATE

     1   Principal Executive officer  Chairman of   January 21,

         and Principal Financial      the Board,    2011

         officer:                     Treasurer,

                                      President

                                      and Director

         /s/  Suresh L. Bhirud

         Suresh L. Bhirud

     2   Majority of Directors

         Timothy M. Fenton              Director

         M. John Sterba, Jr.            Director

                                        January 21, 2011

         By: /s/    Suresh L. Bhirud

         Suresh L. Bhirud

         Attorney - in - Fact*

     ---------------------------------------------------------------------------

 Power of Attorney filed with Pre-Effective Amendment No. 1 to said Registration statement filed on August 11, 1992, and incorporated by reference herein.

                             Exhibit Index

1.      Codes of Ethics                                  EX-99.23.o

2.      Consent of Auditors                              EX-99.23.j